UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2017

CLEAN HARBORS, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-34223	04-2997780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Longwater Drive, Norwell, Massachusetts	02061-9149
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (781) 792-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

Amendment to Section 6(m) of the Company’s 2014 CEO Incentive Plan

As described more fully in Item 5.07 of this report, the shareholders of Clean Harbors, Inc. (the “Company”), at the Company’s annual meeting of shareholders held on June 7, 2017 (the “2017 Annual Meeting”), approved an amendment to Section 6(m) of the Clean Harbors, Inc. 2014 Annual CEO Incentive Plan (the “CEO Incentive Plan”). The purposes of the Plan are to provide an incentive each year for performance of the Company’s Chief Executive Officer (“CEO”) by making a significant percentage of the CEO’s total cash compensation dependent upon the level of his or the Company’s performance attained for the year, and to do so in a manner which will allow full deductibility of the bonus portion of the CEO compensation expense under Section 162(m) of the Internal Revenue Code (the “Code”). Section 162(m) generally limits the Company's federal income tax deduction for total compensation paid to each of certain executive officers, including the CEO, in any year to $1.0 million unless any excess over $1.0 million qualifies as “performance-based compensation” as defined in Section 162(m).

Under the CEO Incentive Plan, the CEO's potential annual incentive bonus (not to exceed $3,000,000 for any one year) is calculated based on the Company meeting certain Performance Criteria selected by the Compensation Committee of the Company’s Board of Directors (the “Committee”) for each year the Plan is in effect. Under the Plan as in effect prior to the amendment to Section 6(m), the Performance Criteria could be based on one or more of the following: the Company's consolidated revenues, “Adjusted EBITDA” as described in the Company's credit agreement or reports then being filed by the Company with the Securities and Exchange Commission), ratio of Adjusted EBITDA to consolidated revenues (“Adjusted EBITDA Margin”), earnings per share, return on the total assets (excluding excess cash), return on long-term assets, return on invested capital, return on shareholder equity, health, safety and compliance statistics (“HS&C Compliance”), cost reductions, days of sales outstanding (“DSO”) (based upon the time of payment of the Company's outstanding billings), hiring of key executive officers, succession planning, financing or refinancing results, or implementation or expansion of a new line of business or programs. The amendment to Section 6(m) of the CEO Incentive Plan added cash flow from operations and “Free Cash Flow” (namely, cash flow from operations (with certain adjustments), less capital expenditures (net of disposals)) to the Performance Criteria from which the Committee may select in determining potential cash bonuses for the CEO under the Plan.
A copy of the amendment to Section 6(m) of the CEO Incentive Plan is attached as Appendix A to the Company’s proxy statement for the 2017 Annual Meeting, as filed with the Securities and Exchange Commission on April 26, 2017 (the “2017 Proxy Statement”), and the amendment is further described in the 2017 Proxy Statement under the heading “Approval of Amendment to Section 6(m) of 2014 CEO Annual Incentive Plan” commencing on page 32. That copy of the amendment and such description are incorporated herein by reference.

Amendment and Restatement of Management Incentive Plan

As described more fully in Item 5.07 of this report, the Company’s shareholders approved at the 2017 Annual Meeting the Company’s Management Incentive Plan, as amended and restated effective January 1, 2017 (the “Amended and Restated MIP”). The Company’s 2017 Proxy Statement, under the heading “Approval of the Company’s Amended and Restated Management Incentive Plan” commencing on page 35, describes the Amended and Restated MIP and a copy of the Amended and Restated MIP is attached as Appendix B to the 2017 Proxy Statement. Such description and copy are incorporated herein by reference.

The Amended and Restated MIP succeeds the Company’s Management Incentive Plan, as previously approved by the Company’s shareholders on May 7, 2012 (the “Previous MIP”). Except for one change in the performance criteria which is described in the section of the Company’s 2017 Proxy Statement referenced above, the provisions of the Amended and Restated MIP are substantially the same as those of the Previous MIP.

As described above, Section 162(m) of the Code generally limits the Company’s ability to deduct for federal income tax purposes any amount of the total compensation paid to each of the Company’s “covered employees” in any year in excess of $1.0 million unless such excess qualifies as “performance-based compensation” as defined in Section 162(m). Section 162(m) defines “covered employees” to include the CEO and the next three highest paid executives (other than the chief financial officer) in the most recently completed fiscal year. Both the Previous MIP and the Amended and Restated MIP provide for potential cash bonuses for certain executives and other senior managers of the Company and its subsidiaries, which may include the Company’s “covered employees” other than the CEO. Neither the Previous MIP nor the Amended and Restated MIP provides for any bonuses for the Company’s CEO, but rather potential cash bonuses for the CEO are subject to the Company’s separate CEO Incentive Plan which was approved by the Company’s shareholders at the 2009 annual meeting and subsequently amended, including through the amendment to Section 6(m) thereof approved by the shareholders at the 2017 Annual Meeting as described above.

Section 162(m) of the Code requires, among other matters, that the material terms of the performance goals under which bonuses can be paid under the MIP be disclosed to and approved by the Company’s shareholders at least once every five years. Shareholder approval of the Amended and Restated MIP at the 2017 Annual Meeting is intended to constitute approval of those provisions for purposes of Section 162(m).

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on Wednesday, June 7, 2017, at which the following matters were submitted to a vote of the shareholders. Each of the matters was described in the Company’s 2017 Proxy Statement. The votes as to each such matter were as follows:

(1)     Votes regarding the election of the persons named below as Class I directors for a term expiring in 2020:

	For	Withheld	Broker Non-Votes
Eugene Banucci	49,062,522	291,385	1,740,712
Edward G. Galante	48,665,373	688,534	1,740,712
Thomas J. Shields	48,854,572	499,335	1,740,712
John R. Welch	45,038,807	4,315,100	1,740,712
(2)     Advisory vote on executive compensation.

For	Against	Abstain	Broker Non-Votes
48,684,505	636,256	33,146	1,740,712
(3)     Advisory vote on frequency of shareholder votes on executive compensation.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
43,855,701	15,710	5,475,951	6,545	1,740,712
(4)     Vote to approve an amendment to Section 6(m) of the Company’s 2014 CEO Annual Incentive Plan.

For	Against	Abstain	Broker Non-Votes
48,982,386	357,520	14,001	1,740,712

(5)     Vote to approve the Company’s Amended and Restated Management Incentive Plan.

For	Against	Abstain	Broker Non-Votes
48,983,887	356,085	13,935	1,740,712

(6)     Vote to ratify the selection by the Audit Committee of the Company’s Board of Directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current fiscal year.

For	Against	Abstain	Broker Non-Votes
50,913,071	176,019	5,529	-0-

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

	Description	Location
10.52C	Clean Harbors, Inc. Management Incentive Plan [As Amended and Restated Effective January 1, 2017]	Incorporated by reference to Appendix B to the Company’s definitive proxy statement for its 2017 annual meeting of shareholders filed on April 26, 2017
10.55B	Clean Harbors, Inc. Amendment to Section 6(m) of 2014 Annual CEO Incentive Plan	Incorporated by reference to Appendix A to the Company’s definitive proxy statement for its 2017 annual meeting of shareholders filed on April 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Harbors, Inc.
(Registrant)

June 9, 2017	/s/ Michael L. Battles
Executive Vice President and Chief Financial Officer

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